Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

 Pursuant to 18 U.S.C. 1350

 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of I-AM Capital Acquisition Company (the “Company”) for the quarter ended February 28, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, F. Jacob Cherian, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2018	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer
(Principal Executive Officer)